UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2016

MORGAN STANLEY SMITH BARNEY SPECTRUM TECHNICAL L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-26338	13-3782231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), instructed Winton Capital Management Limited (“Winton”) to cease all futures interest trading on behalf of the Registrant effective March 31, 2016. As of April 12, 2016, the General Partner terminated, on behalf of the Registrant, the amended and restated advisory agreement, dated as of September 10, 2013 (the “Advisory Agreement”), among, inter alia, the General Partner, the Registrant and Winton, pursuant to which Winton managed the portion of the Registrant’s assets allocated to it. The Advisory Agreement remains in effect with respect to the other parties thereto.

The General Partner has reallocated the assets formerly allocated to Winton among the remaining trading advisors of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY SMITH BARNEY SPECTRUM TECHNICAL L.P.

By:	Ceres Managed Futures LLC,
General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: April 18, 2016

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